Exhibit 10.1

SIXTH AMENDMENT TO

RIGHT OF FIRST REFUSAL AGREEMENT

AND

DUE DILIGENCE REIMBURSEMENT AGREEMENT

THIS SIXTH AMENDMENT (this “Amendment”) TO THAT RIGHT OF FIRST REFUSAL AGREEMENT AND DUE DILIGENCE REIMBURSEMENT AGREEMENT, (as amended by five (5) mesne amendments, the “Frame Agreement”) is made and entered into and effective as of the 1st day of February, 2006, by and between FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation (“FCFC”), and FIRSTCITY SERVICING CORPORATION, a Texas corporation (“Servicing”), on the one hand, and CARGILL FINANCIAL SERVICES CORPORATION, a Delaware corporation (“CFSC”), and CFSC CAPITAL CORP. II, a Delaware corporation (“CCCII”), on the other hand.

RECITALS

The parties to the Frame Agreement desire to extend the term of the Frame Agreement from February 1, 2006 to March 1, 2006 on the terms and conditions herein contained.

NOW, THEREFORE, in good consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

1.01                        Capitalized terms used in this Amendment are defined in the Frame Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

Amendments

2.01                        Extension of Term of Agreement.  The Termination Date in Article 1 of the Frame Agreement is February 1, 2006.  FCFC and Servicing provided written notice to CFSC and CCCII on July 22, 2005, that the Termination Date under the Frame Agreement would not be automatically extended for an additional year.  FCFC, Servicing, CFSC and CCCII agree to extend the term of the Frame Agreement to March 1, 2006, on which date the Frame Agreement will automatically terminate without further notice or action by any party unless the parties further extend the term of the Frame Agreement as may be agreed to in writing by all parties to this Agreement.

ARTICLE III

No Waiver

3.01                        Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by any party hereto of any covenant or provision of the Frame Agreement, this Amendment or of any other agreement between or among any of the parties to the Frame Agreement; and any party’s failure at any time or times hereafter to require strict performance by any other party of any provision thereof shall not waive, affect or diminish any right of such party to thereafter demand strict compliance therewith.

ARTICLE IV

Ratifications, Representations and Warranties

4.01                        Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Frame Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Frame Agreement are ratified and confirmed and shall continue in full force and effect.  The parties hereto agree that the Frame Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

4.02                        Representations and Warranties.  Each party hereto hereby represents and warrants to each other party hereto that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of such party and will not violate the articles of incorporation or bylaws of such party; and (b) such party is in full compliance with all covenants and agreements contained in the Frame Agreement, as amended hereby.

ARTICLE V

Miscellaneous Provisions

5.01                        Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.02                        Transferability of Agreement.  This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns.

5.03                        Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.04                        Effect of Waiver.  No consent or waiver, express or implied, by any party hereto to or for any breach of or deviation from any covenant or condition by any other party hereto shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.05                        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.06                        Applicable Law.  THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

5.07                        Final Agreement.  THE FRAME AGREEMENT, AS AMENDED HEREBY, REPRESENTS THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE FRAME AGREEMENT, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE PARTIES HERETO.

[Signature Page Follows]

Executed as of the date first indicated above.

FIRSTCITY FINANCIAL CORPORATION

By:
Name:	James T. Sartain
Title:	President

FIRSTCITY SERVICING CORPORATION

By:
Name:	James C. Holmes
Title:	Executive Vice President

CARGILL FINANCIAL SERVICES
CORPORATION

By:
Name:	E. Gerald O’Brien II
Title:	Senior Vice President

CFSC CAPITAL CORP. II

By:
Name:	E. Gerald O’Brien II
Title:	Senior Vice President

Signature Page to Sixth Amendment to Right of First Refusal Agreement and Due Diligence Reimbursement Agreement